Exhibit 1.01

Exhibit 1.01 Conflict Minerals Disclosure and Report

In accordance with the execution of this SD Form, UMC has concluded in good faith that during 2020:

(a)

UMC is a manufacturer and seller of patterned semiconductor wafers and/or die cut from such wafers. Various materials, inclusive of but not limited to tantalum, tin, gold and tungsten (“Conflict Minerals”) are necessary for the functionality or production of such semiconductor wafers manufactured by UMC or contracted by UMC to be manufactured.

(b)

In addition to a supply chain control system supervising all new and existing material suppliers’ and contractors’ Conflict Minerals usage, UMC has adopted RBA (Responsible Business Alliance) RMI (Responsible Minerals Initiative) “Conflict Minerals Reporting Template” to conduct a country of origin inquiry regarding those Conflict Minerals utilized by UMC and UMC’s contractors. UMC has been the member of RMI and conducted on-site auditing activities of supply chain companies to check the suppliers’ and contractors’ relevant data. All the aforementioned membership and implemented mechanisms enhance UMC’s supply chain management with information reasonably necessary for the compliance with the rules and regulations in relation to the Conflict Minerals. After the reasonable country of origin inquiry and auditing activities, UMC is of the opinion that Conflict Minerals utilized by UMC and UMC’s contractors are all conflict-free. Responses from these consolidated suppliers are summarized as exhibit (a):

(c)

UMC also consolidated its subsidiary companies to perform a country of origin inquiry similar to that described in the above paragraph (b). All these consolidated subsidiary companies determine that Conflict Minerals utilized by them and their contractors are all conflict-free. Responses from these consolidated subsidiary companies are summarized as exhibit (b):

(d)

The disclosure of UMC’s related material suppliers, outsourcing companies and subsidiary companies for the most recent 5 years is displayed in the following trend chart; all suppliers and companies are conflict-free.

(e)	Summary smelters come from the country list as exhibit (c):

(f)	Total smelter list as shown in exhibit (d):

About UMC

UMC’s Business

UMC (NYSE: UMC, TWSE: 2303) is a leading global semiconductor foundry. The company provides high quality IC production with a focus on both logic and specialty technologies to serve every major sector of the electronics industry. UMC’s comprehensive technology and manufacturing solutions include logic/RF, display driver IC, embedded flash, RFSOI/BCD on 8” & 12” wafers and IATF-16949 automotive manufacturing certification for all wafer fabs. UMC operates 12 fabs that are located throughout Asia with a maximum capacity of more than 750,000 8-inch equivalent wafers per month. The company employs approximately 19,000 people worldwide, with offices in Taiwan, China, United States, Europe, Japan, Korea and Singapore. For more information, please visit: http://www.umc.com.UMC’s Products Covered by this Report

UMC is a manufacturer and seller of patterned semiconductor wafers (“product” or “products”) and/or die cut from such wafers. Various materials, inclusive of but not limited to tantalum, tin, gold and tungsten (“Conflict Minerals”) are necessary to the functionality or production of such semiconductor wafers manufactured by UMC or contracted by UMC to be manufactured.

This report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of that product; (ii) that were manufactured, or contracted to be manufactured by UMC.

On the basis of a reasonable country of origin inquiry and investigation measures described herein, UMC source Conflict Minerals material from conflict-free smelter or refiners.

We have approximately 3,000 suppliers. As a “downstream” company with many tiers in our supply chain, we generally do not have a direct relationship with Conflict Minerals smelters and refiners. It is difficult for us to identify actors upstream from our direct material suppliers, and we rely on our direct material suppliers to provide information on the smelters and refiners as well as the origin of Conflict Minerals contained in parts, products or services supplied to us, including sources of Conflict Minerals that are supplied to them from their upstream suppliers. These direct material suppliers similarly rely on information provided by their suppliers.

We are a member of the Responsible Minerals Initiative (RMI). The RMI is a broad-based initiative to develop control systems regarding smelters and refiners through independently validated audits under the RMI’s Conflict-Free Smelter Program.

Reasonable Country of Origin Inquiry

UMC conducted efforts in good faith to determine whether the Conflict Minerals found in our products may have originated in the Covered Countries or are from recycled or scrap sources.

The head technician of our Manufacture Technical Developer (MTD) dept. supported the effort to filter out material suppliers and outsourcing suppliers that were most likely to provide material, products or services containing Conflict Minerals, and we sent 628 surveys to relevant suppliers and subsidiaries (total 37 suppliers & subsidiaries) in 2020.

All related suppliers & subsidiaries were notified through a defined process via both email and personalized contact, which included offers of assistance and further information to the supplier & subsidiaries about the requirements of the U.S. SEC Rule (the “Rule”) and the compliance program.

The Conflict Minerals compliance program includes automated data validation on all submitted Questionnaires. The goal of data validation is to increase the accuracy of submissions and identify any contradictory answers in the Questionnaire. All submitted forms are accepted and classified as valid or invalid such that all data is retained.

Based on the suppliers and subsidiaries responses received regarding the Company’s Conflict Minerals, which included thousands of alleged smelter or refiner names, we compiled a list of unique smelters or refiners, including information regarding associated countries of origin. UMC performed the check on the smelters or refiners on the unique list that were known, reasonably believed, or that had unknown sources from the “Covered Countries” or that had unknown sourcing in general.

UMC Conflict Minerals Management

UMC Conflict Minerals Management Workflow

UMC Conflict Minerals Management Steps

Step 1: Establish Strong Company Management Procedure

UMC has established a management procedure to determine the source and chain of custody of Conflict Minerals in our supply chain.

a. Mission Statement. We have adopted a Conflict Minerals mission statement that outlines to suppliers and customers our commitment to responsible sourcing of Conflict Minerals throughout our global supply chain and to comply with the Rule. The Mission Statement is publicly available on our website at: http://www.umc.com/chinese/CSR/c_3.asp

b. Internal Team. Our management procedure includes oversight of our Conflict Minerals and investigation processes by a team made up of representatives from UMC such as:

•	MTD & Product manufactory Dept.: to filter out the material suppliers and outsourcing suppliers that were most likely to provide material, products or services containing Conflict Minerals.

•	Procurement Dept.: sourcing Conflict-Free material suppliers and review supply chain Conflict-Minerals status.

•	Quality Insurance Dept.: to design a mechanism to ask for suppliers’ Conflict-Minerals statement announcement in the New Material Evaluation Form.

•	Information Technology (IT) Dept.: Coding Conflict Minerals statement announcement in New Material Evaluation Form.

c. Control Systems. We utilize the Questionnaire sent to our suppliers & subsidiaries to gather information on the chain of custody of the Conflict Minerals included in our products & material. In addition, we are a member of the Conflict-Free Sourcing Initiative, an industry-wide initiative working to develop conflict-free supply chains.

d. Supplier Engagement. We have communicated to the suppliers & subsidiaries obligations under the Rule by distributing to them background information on the Rule along with the Questionnaire. In addition, through our Vendor, we provide training materials on Conflict Minerals compliance to suppliers & subsidiaries. We are integrating a Conflict Minerals compliance provision into our purchasing SOP with material suppliers that sets forth UMC’s expectations that such material suppliers will cooperate with UMC’s Conflict Minerals and due diligence measures as required by the Rule.

e. Grievance Mechanism. We have a company level Helpline that provides employees and suppliers with a mechanism to report violations of our policies or other concerns.

Step 2: Identify and Assess Risk in the Supply Chain

a. Distribution of Questionnaires to suppliers & subsidiaries.

In 2020, we distributed the Questionnaire to suppliers & subsidiaries in order to gather information on our supply chain, including (i) whether any of the minerals which could potentially be classified as Conflict Minerals are contained in materials they supplied to UMC (Conflict Minerals declaration), (ii) whether those minerals are necessary to the functionality or production in which they are used (Process information), and (iii) the smelter and refiners and whether those minerals originated from the Covered Countries (the newest RBA CMRT report).

b. Assessment of suppliers & subsidiaries responses.

We reviewed each response from suppliers & subsidiaries to assess the adequacy of such response. If supplier responses indicate that Conflict Minerals contained in products provided to UMC may have originated from the Covered Countries, then such responses are sent to the Conflict Minerals team for further review and determination of follow-up steps.

Step 3: Design and Implement a Strategy to Respond to Identified Risks

We have a risk management plan to address concerns that a supplier may be providing to UMC products that contain Conflict Minerals sourced from the Covered Countries. If a supplier indicates that its products may contain Conflict Minerals sourced from the Covered Countries, we will follow up with the supplier to gather more information, including the basis for the information provided and other information regarding the sourcing country and smelter. Identified risks will be reported to the Conflict Minerals Team, which will determine appropriate follow-up actions, if any, to mitigate risks. There have been no known instances of high risk issues in the supply chain that require follow-up actions to be considered.

To ensure that supplier & subsidiaries understand our expectations with respect to compliance with the Rule, we distribute background information on the Rule, along with our Mission Statement on Conflict Minerals compliance to the suppliers & subsidiaries in addition to the Questionnaire on our website at: http://www.umc.com/chinese/CSR/c_3.asp.

Step 4: Tracing lot traceability & Audit for Suppliers’ Supply Chain investigated to identify Points in the Supply Chain

UMC relies on the RMI’s Conflict-Free Smelter Program to perform lot traceability audits of smelters and refiners. We validate whether any Conflict Minerals sourced from the Covered Countries is conflict-free based on the information provided by our Supplier Group and on the information available from RMI.

Following up with an onsite audit to make sure our suppliers complied with RMI’s Conflict-Free rules, we used a lot traceability mechanism to investigate 4 suppliers’ materials to verify that they were Conflict-Free in 2020. The onsite audit results met our Conflict-Free policy.

Below is our supply chain Conflict minerals assessment and on site audit performance:

Step 5: Labelled product with Conflict Minerals FREE

UMC has labelled our products as conflict-free with a visible sticker to stress Conflict Minerals FREE

Step 6: Report on Supply Chain Status

This Conflict Minerals Report shall be filed with the SEC and is publicly available at http://www.umc.com/english/CSR/C_3.asp

UMC Policy of Conflict Minerals

Ensure all the suppliers source materials from conflict-free smelters or refiners.

(a) Commitment of Conflict Minerals

UMC is a party to the global consensus for supporting supply chain and source management and uses certified sources of minerals from non-conflict areas. UMC also requires suppliers to ensure that their supplied materials to UMC and the supply chain are free from Conflict Minerals. When selecting new suppliers or assessing existing suppliers, UMC requires all of our suppliers to source the Covered Minerals from smelters or refiners who have been certified by independent third parties under the RMI’s Responsible Minerals Assurance Process (RMAP).

(b) Management of Conflict Minerals

At UMC, we enforce Conflict Minerals management according to the Disclosures Relating to Conflict Minerals prescribed in Rule 13p-1 of the U.S. Securities and Exchange Act of 1934 of the US Securities and Exchange Commission (SEC). During new supplier selection, UMC requires new suppliers to introduce assessment systems and to present sourcing of minerals from conflict regions. Existing suppliers are also required to actively investigate and verify specified materials (gold, tantalum, tin, and tungsten), sign agreements prohibiting the use of Conflict Minerals, or provide a declaration thereof. UMC also exercises Conflict Minerals Investigation when implementing our investigations, and annual supplier audits were carried out to check whether upstream smelters / refiners of the suppliers utilize Conflict Minerals. Lot traceability for the supply chain is in place to ensure that no Conflict Minerals have been used. UMC is also an active participant of global advocacy groups such as the Responsible Minerals Initiative (RMI) of RBA. Information on suppliers that meet conflict mineral requirements was acquired from the Responsible Minerals Assurance Process (RMAP) as a basis for supply chain and source management. Suppliers were also required to refer to the latest Conflict Minerals Reporting Template of RBA to provide information related to Conflict Minerals. Dedicated UMC personnel were assigned to verify a supplier’s compliance to RBA standards for ensuring the total exclusion of Conflict Minerals usage.

In addition to implementing Conflict Minerals management according to corporate policy and commitment, UMC also submits Specialized Disclosure (SD) forms to the U.S. SEC while publishing the completed forms on its official website to declare the outcomes of Conflict Minerals management efforts and demonstrate our commitment to corporate social responsibilities.

EXHIBIT

(a)	Summary for Suppliers Smelter List:

Supplier code	Metal	UMC (Taiwan)	UMC (SG Branch)	He Jian Technology (Suzhou) Co.,Ltd	United Semiconductor (Xiamen) Co., Ltd	United Semiconductor Japan Co., Ltd.	Subsidiary companies	Outsourcing
A	Gold							V
A	Tin							V
C	Tantalum	V	V		V
D	Tungsten	V		V		V
E	Tantalum	V	V		V	V
G	Gold							V
G	Tantalum	V			V	V
G	Tungsten	V
I	Tungsten	V	V	V
J	Tantalum		V				V
J	Tungsten						V
K	Tantalum						V
K	Tungsten						V
M	Tungsten	V
N	Tantalum	V	V		V
O	Tungsten	V
T	Gold						V
W	Gold	V					V
W	Tantalum	V					V
W	Tungsten						V
Z	Gold							V
Z	Tantalum							V
Z	Tin							V
Z	Tungsten							V
AA	Gold	V
AB	Gold						V
AC	Gold							V
AC	Tin							V
AD	Tin							V
AE	Gold							V
AE	Tungsten							V
AG	Tungsten	V	V		V		V
AL	Gold							V
AL	Tungsten							V
AO	Tantalum	V		V
AO	Tungsten			V
AQ	Tungsten				V

(b)	Summary for subsidiary smelter list:

subsidiary companies	Supplier code	Metal	Source of Smelter Identification Number	Smelter ID	Smelter Reference List	Smelter Name	Smelter Country
Hejin	D	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

Hejin	D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

Hejin	D	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Hejin	D	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Hejin	D	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Hejin	D	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Hejin	D	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Hejin	D	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
Hejin	D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
Hejin	I	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Hejin	I	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
USCXM	N	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
USCXM	C	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY
USCXM	AO	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND
USCXM	AO	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA
USCXM	AO	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN
USCXM	AO	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY
USCXM	AO	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY
USCXM	AO	Tungsten	RMI	CID002542	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY
USCXM	C	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND
USCXM	C	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA
USCXM	C	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN
USCXM	C	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY
USCXM	C	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY
USCXM	G	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND
USCXM	G	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA
USCXM	G	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN
USCXM	G	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY
USCXM	G	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY
USCXM	G	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN
USCXM	G	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA
USCXM	G	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA
USCXM	E	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND
USCXM	E	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN
USCXM	N	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY
USCXM	N	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN
USCXM	N	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA
USCXM	N	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA
USCXM	N	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA
USCXM	N	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN
USCXM	N	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
USCXM	AQ	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
USCXM	AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AQ	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

USCXM	AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
USCXM	AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USJC	G	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA
USJC	G	Tantalum	RMI	CID001163	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA
USJC	E	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
USJC	G	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN
USJC	G	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA
USJC	G	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND
USJC	G	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY
USJC	G	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA
USJC	G	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN
USJC	G	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY
USJC	G	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA
USJC	G	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN
USJC	D	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA
USJC	D	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
USJC	D	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Wavetek	T	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Wavetek	T	Gold	RMI	CID000113	Aurubis AG	Aurubis AG	GERMANY
Wavetek	K	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA
Wavetek	J	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA
Wavetek	J	Tantalum	RMI	CID001192	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Wavetek	K	Tungsten	RMI	CID000966	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA
Wavetek	AB	Gold	RMI	CID001119	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN
Wavetek	J	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA
Wavetek	AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Wavetek	J	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Wavetek	AG	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Wavetek	J	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Wavetek	J	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Wavetek	J	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA
Wavetek	J	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Wavetek	J	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

Wavetek	J	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

Wavetek	J	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

Wavetek	J	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

Wavetek	W	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

Wavetek	W	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

Wavetek	W	Tantalum	RMI	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA

Wavetek	W	Tantalum	RMI	CID001175	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

Wavetek	W	Tantalum	RMI	CID001076	AMG Brasil - LSM Brasil	AMG Brasil - LSM Brasil	BRAZIL

Wavetek	W	Tantalum	RMI	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

Wavetek	W	Tantalum	RMI	CID002842	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA

Wavetek	J	Tungsten	RMI	CID002044	Wolfram Bergbau und Hutten AG	Wolfram Bergbau und Hutten AG	AUSTRIA

Wavetek	J	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

Wavetek	W	Tungsten	RMI	CID000825	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN

Summary for Smelter Country List:

Country	Gold	Tantalum	Tin	Tungsten
ANDORRA	V
AUSTRALIA	V
AUSTRIA	V			V
BELGIUM	V		V
BOLIVIA (PLURINATIONAL STATE OF)			V
BRAZIL	V	V	V	V
CANADA	V
CHILE	V
CHINA	V	V	V	V
ESTONIA		V
FRANCE	V
GERMANY	V	V		V
INDIA	V	V
INDONESIA	V		V
ITALY	V
JAPAN	V	V	V	V
KAZAKHSTAN	V	V
KOREA, REPUBLIC OF	V			V
KYRGYZSTAN	V
MALAYSIA			V
MEXICO	V	V
NETHERLANDS	V
NORTH MACEDONIA, REPUBLIC OF		V
PERU			V
PHILIPPINES	V		V	V
POLAND	V		V
RUSSIAN FEDERATION	V	V		V
SINGAPORE	V
SOUTH AFRICA	V
SPAIN	V		V
SWEDEN	V
SWITZERLAND	V
TAIWAN, PROVINCE OF CHINA	V		V
THAILAND	V	V	V
TURKEY	V
UNITED ARAB EMIRATES	V
UNITED STATES OF AMERICA	V	V	V	V
UZBEKISTAN	V
VIET NAM			V	V

Total Smelter List:

Supplier code	Metal	Source of Smelter Identification Number	Smelter ID	Smelter Reference List	Smelter Name	Smelter Country

A	Gold	RMI	CID002030	Western Australian Mint (T/a The Perth Mint)	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA

A	Gold	RMI	CID000937	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN

A	Gold	RMI	CID001119	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN

A	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

A	Gold	RMI	CID000077	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND

A	Gold	RMI	CID001078	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

A	Gold	RMI	CID000707	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	CHINA

A	Tin	RMI	CID001482	PT Timah Tbk Mentok	PT Timah Tbk Mentok	INDONESIA

A	Tin	RMI	CID001105	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA

A	Tin	RMI	CID002773	Metallo Belgium N.V.	Metallo Belgium N.V.	BELGIUM

A	Tin	RMI	CID001173	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

A	Tin	RMI	CID001182	Minsur	Minsur	PERU

A	Tin	RMI	CID001337	Operaciones Metalurgicas S.A.	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)

A	Tin	RMI	CID001477	PT Timah Tbk Kundur	PT Timah Tbk Kundur	INDONESIA

A	Tin	RMI	CID001898	Thaisarco	Thaisarco	THAILAND

A	Tin	RMI	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

A	Tin	RMI	CID001191	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

A	Tin	RMI	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

C	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

C	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

C	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

C	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

C	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

C	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

C	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

C	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

C	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

C	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

C	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

C	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

C	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

C	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

D	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

D	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA

D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA

D	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

D	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

D	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

D	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

D	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

D	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

D	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA

E	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

E	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

E	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

E	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

E	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

G	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

G	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

G	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

G	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

G	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

G	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

G	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID001163	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

G	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

G	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

G	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

G	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

G	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

G	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

G	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

G	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

G	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

G	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

G	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

G	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

G	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

G	Tungsten	RMI	CID000825	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN

G	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

I	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

I	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

I	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

I	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

J	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID001192	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

J	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

J	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

J	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

J	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

J	Tantalum	RMI	CID000092	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN

J	Tantalum	RMI	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA

J	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

J	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

J	Tantalum	RMI	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA

J	Tantalum	RMI	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

J	Tantalum	RMI	CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA

J	Tantalum	RMI	CID001163	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

J	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

J	Tantalum	RMI	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

J	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

J	Tantalum	RMI	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

J	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID002505	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA

J	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

J	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

J	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

J	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

J	Tantalum	RMI	CID002842	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA

J	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

J	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

J	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

J	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

J	Tungsten	RMI	CID002044	Wolfram Bergbau und Hutten AG	Wolfram Bergbau und Hutten AG	AUSTRIA

J	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

K	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

K	Tungsten	RMI	CID000966	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA

M	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

M	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

N	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

N	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

N	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

N	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

N	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

N	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

N	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

N	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

N	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

O	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

T	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

T	Gold	RMI	CID000113	Aurubis AG	Aurubis AG	GERMANY

W	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

W	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

W	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

W	Tantalum	RMI	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA

W	Tantalum	RMI	CID001175	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

W	Tantalum	RMI	CID001076	AMG Brasil - LSM Brasil	AMG Brasil - LSM Brasil	BRAZIL

W	Tantalum	RMI	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

W	Tantalum	RMI	CID002842	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA

W	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

W	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

W	Tungsten	RMI	CID000825	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN

Z	Gold	RMI	CID002763	8853 S.p.A.	8853 S.p.A.	ITALY

Z	Gold	RMI	CID000015	Advanced Chemical Company	Advanced Chemical Company	UNITED STATES OF AMERICA

Z	Gold	RMI	CID000019	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	JAPAN

Z	Gold	RMI	CID002560	Al Etihad Gold Refinery DMCC	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES

Z	Gold	RMI	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Z	Gold	RMI	CID000041	Almalyk Mining and Metallurgical Complex (AMMC)	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN

Z	Gold	RMI	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL

Z	Gold	RMI	CID000077	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND

Z	Gold	RMI	CID000082	Asahi Pretec Corp.	Asahi Pretec Corp.	JAPAN

Z	Gold	RMI	CID000924	Asahi Refining Canada Ltd.	Asahi Refining Canada Ltd.	CANADA

Z	Gold	RMI	CID000920	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES OF AMERICA

Z	Gold	RMI	CID000090	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN

Z	Gold	RMI	CID002850	AU Traders and Refiners	AU Traders and Refiners	SOUTH AFRICA

Z	Gold	RMI	CID000113	Aurubis AG	Aurubis AG	GERMANY

Z	Gold	RMI	CID002863	Bangalore Refinery	Bangalore Refinery	INDIA

Z	Gold	RMI	CID000128	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Z	Gold	RMI	CID000157	Boliden AB	Boliden AB	SWEDEN

Z	Gold	RMI	CID000176	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY

Z	Gold	RMI	CID000185	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	CANADA

Z	Gold	RMI	CID000189	Cendres + Metaux S.A.	Cendres + Metaux S.A.	SWITZERLAND

Z	Gold	RMI	CID000233	Chimet S.p.A.	Chimet S.p.A.	ITALY

Z	Gold	RMI	CID000264	Chugai Mining	Chugai Mining	JAPAN

Z	Gold	RMI	CID000362	DODUCO Contacts and Refining GmbH	DODUCO Contacts and Refining GmbH	GERMANY

Z	Gold	RMI	CID000401	Dowa	Dowa	JAPAN

Z	Gold	RMI	CID003195	TSK Pretech	TSK Pretech	KOREA, REPUBLIC OF

Z	Gold	RMI	CID000359	DSC (Do Sung Corporation)	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF

Z	Gold	RMI	CID000425	Eco-System Recycling Co., Ltd. East Plant	Eco-System Recycling Co., Ltd. East Plant	JAPAN

Z	Gold	RMI	CID002561	Emirates Gold DMCC	Emirates Gold DMCC	UNITED ARAB EMIRATES

Z	Gold	RMI	CID002459	Geib Refining Corporation	Geib Refining Corporation	UNITED STATES OF AMERICA

Z	Gold	RMI	CID002243	Gold Refinery of Zijin Mining Group Co., Ltd.	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA

Z	Gold	RMI	CID000694	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY

Z	Gold	RMI	CID000707	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	CHINA

Z	Gold	RMI	CID000801	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA

Z	Gold	RMI	CID000807	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN

Z	Gold	RMI	CID000814	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY

Z	Gold	RMI	CID002765	Italpreziosi	Italpreziosi	ITALY

Z	Gold	RMI	CID000823	Japan Mint	Japan Mint	JAPAN

Z	Gold	RMI	CID000855	Jiangxi Copper Co., Ltd.	Jiangxi Copper Co., Ltd.	CHINA

Z	Gold	RMI	CID000929	JSC Uralelectromed	JSC Uralelectromed	RUSSIAN FEDERATION

Z	Gold	RMI	CID000937	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN

Z	Gold	RMI	CID000957	Kazzinc	Kazzinc	KAZAKHSTAN

Z	Gold	RMI	CID000969	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA

Z	Gold	RMI	CID002511	KGHM Polska Miedz Spolka Akcyjna	KGHM Polska Miedz Spolka Akcyjna	POLAND

Z	Gold	RMI	CID000981	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	JAPAN

Z	Gold	RMI	CID002605	Korea Zinc Co., Ltd.	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF

Z	Gold	RMI	CID001029	Kyrgyzaltyn JSC	Kyrgyzaltyn JSC	KYRGYZSTAN

Z	Gold	RMI	CID002762	L’Orfebre S.A.	L’Orfebre S.A.	ANDORRA

Z	Gold	RMI	CID001078	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

Z	Gold	RMI	CID000689	LT Metal Ltd.	LT Metal Ltd.	KOREA, REPUBLIC OF

Z	Gold	RMI	CID002606	Marsam Metals	Marsam Metals	BRAZIL

Z	Gold	RMI	CID001113	Materion	Materion	UNITED STATES OF AMERICA

Z	Gold	RMI	CID001119	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN

Z	Gold	RMI	CID001149	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	CHINA

Z	Gold	RMI	CID001152	Metalor Technologies (Singapore) Pte., Ltd.	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Z	Gold	RMI	CID001147	Metalor Technologies (Suzhou) Ltd.	Metalor Technologies (Suzhou) Ltd.	CHINA

Z	Gold	RMI	CID001153	Metalor Technologies S.A.	Metalor Technologies S.A.	SWITZERLAND

Z	Gold	RMI	CID001157	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

Z	Gold	RMI	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO

Z	Gold	RMI	CID001188	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

Z	Gold	RMI	CID001193	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Z	Gold	RMI	CID002509	MMTC-PAMP India Pvt., Ltd.	MMTC-PAMP India Pvt., Ltd.	INDIA

Z	Gold	RMI	CID001204	Moscow Special Alloys Processing Plant	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION

Z	Gold	RMI	CID001220	Nadir Metal Rafineri San. Ve Tic. A.S.	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY

Z	Gold	RMI	CID001259	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	JAPAN

Z	Gold	RMI	CID002779	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA

Z	Gold	RMI	CID001325	Ohura Precious Metal Industry Co., Ltd.	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Z	Gold	RMI	CID001326	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION

Z	Gold	RMI	CID000493	JSC Novosibirsk Refinery	JSC Novosibirsk Refinery	RUSSIAN FEDERATION

Z	Gold	RMI	CID001352	PAMP S.A.	PAMP S.A.	SWITZERLAND

Z	Gold	RMI	CID002919	Planta Recuperadora de Metales SpA	Planta Recuperadora de Metales SpA	CHILE

Z	Gold	RMI	CID001386	Prioksky Plant of Non-Ferrous Metals	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION

Z	Gold	RMI	CID001397	PT Aneka Tambang (Persero) Tbk	PT Aneka Tambang (Persero) Tbk	INDONESIA

Z	Gold	RMI	CID001498	PX Precinox S.A.	PX Precinox S.A.	SWITZERLAND

Z	Gold	RMI	CID001512	Rand Refinery (Pty) Ltd.	Rand Refinery (Pty) Ltd.	SOUTH AFRICA

Z	Gold	RMI	CID002582	REMONDIS PMR B.V.	REMONDIS PMR B.V.	NETHERLANDS

Z	Gold	RMI	CID001534	Royal Canadian Mint	Royal Canadian Mint	CANADA

Z	Gold	RMI	CID002761	SAAMP	SAAMP	FRANCE

Z	Gold	RMI	CID002973	Safimet S.p.A	Safimet S.p.A	ITALY

Z	Gold	RMI	CID001555	Samduck Precious Metals	Samduck Precious Metals	KOREA, REPUBLIC OF

Z	Gold	RMI	CID002777	SAXONIA Edelmetalle GmbH	SAXONIA Edelmetalle GmbH	GERMANY

Z	Gold	RMI	CID001585	SEMPSA Joyeria Plateria S.A.	SEMPSA Joyeria Plateria S.A.	SPAIN

Z	Gold	RMI	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Z	Gold	RMI	CID001736	Sichuan Tianze Precious Metals Co., Ltd.	Sichuan Tianze Precious Metals Co., Ltd.	CHINA

Z	Gold	RMI	CID002516	Singway Technology Co., Ltd.	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA

Z	Gold	RMI	CID001756	SOE Shyolkovsky Factory of Secondary Precious Metals	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Z	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

Z	Gold	RMI	CID001798	Sumitomo Metal Mining Co., Ltd.	Sumitomo Metal Mining Co., Ltd.	JAPAN

Z	Gold	RMI	CID002918	SungEel HiMetal Co., Ltd.	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF

Z	Gold	RMI	CID002580	T.C.A S.p.A	T.C.A S.p.A	ITALY

Z	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Z	Gold	RMI	CID001916	Shandong Gold Smelting Co., Ltd.	Shandong Gold Smelting Co., Ltd.	CHINA

Z	Gold	RMI	CID001938	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	JAPAN

Z	Gold	RMI	CID001955	Torecom	Torecom	KOREA, REPUBLIC OF

Z	Gold	RMI	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Z	Gold	RMI	CID002314	Umicore Precious Metals Thailand	Umicore Precious Metals Thailand	THAILAND

Z	Gold	RMI	CID001993	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA

Z	Gold	RMI	CID002003	Valcambi S.A.	Valcambi S.A.	SWITZERLAND

Z	Gold	RMI	CID002030	Western Australian Mint (T/a The Perth Mint)	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA

Z	Gold	RMI	CID002778	WIELAND Edelmetalle GmbH	WIELAND Edelmetalle GmbH	GERMANY

Z	Gold	RMI	CID002100	Yamakin Co., Ltd.	Yamakin Co., Ltd.	JAPAN

Z	Gold	RMI	CID002129	Yokohama Metal Co., Ltd.	Yokohama Metal Co., Ltd.	JAPAN

Z	Gold	RMI	CID002224	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA

Z	Tantalum	RMI	CID000092	Asaka Riken Co., Ltd.	Asaka Riken Co., Ltd.	JAPAN

Z	Tantalum	RMI	CID000211	Changsha South Tantalum Niobium Co., Ltd.	Changsha South Tantalum Niobium Co., Ltd.	CHINA

Z	Tantalum	RMI	CID002504	D Block Metals, LLC	D Block Metals, LLC	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID000456	Exotech Inc.	Exotech Inc.	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID000460	F&X Electro-Materials Ltd.	F&X Electro-Materials Ltd.	CHINA

Z	Tantalum	RMI	CID002505	FIR Metals & Resource Ltd.	FIR Metals & Resource Ltd.	CHINA

Z	Tantalum	RMI	CID002558	Global Advanced Metals Aizu	Global Advanced Metals Aizu	JAPAN

Z	Tantalum	RMI	CID002557	Global Advanced Metals Boyertown	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID000616	XIMEI RESOURCES (GUANGDONG) LIMITED	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA

Z	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

Z	Tantalum	RMI	CID002547	H.C. Starck Hermsdorf GmbH	H.C. Starck Hermsdorf GmbH	GERMANY

Z	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

Z	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

Z	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

Z	Tantalum	RMI	CID002492	Hengyang King Xing Lifeng New Materials Co., Ltd.	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Z	Tantalum	RMI	CID002512	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

Z	Tantalum	RMI	CID002842	Jiangxi Tuohong New Raw Material	Jiangxi Tuohong New Raw Material	CHINA

Z	Tantalum	RMI	CID000914	JiuJiang JinXin Nonferrous Metals Co., Ltd.	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

Z	Tantalum	RMI	CID000917	Jiujiang Tanbre Co., Ltd.	Jiujiang Tanbre Co., Ltd.	CHINA

Z	Tantalum	RMI	CID002506	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

Z	Tantalum	RMI	CID002539	KEMET de Mexico	KEMET de Mexico	MEXICO

Z	Tantalum	RMI	CID001076	AMG Brasil - LSM Brasil	AMG Brasil - LSM Brasil	BRAZIL

Z	Tantalum	RMI	CID001163	Metallurgical Products India Pvt., Ltd.	Metallurgical Products India Pvt., Ltd.	INDIA

Z	Tantalum	RMI	CID001175	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

Z	Tantalum	RMI	CID001192	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Z	Tantalum	RMI	CID001277	Ningxia Orient Tantalum Industry Co., Ltd.	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Z	Tantalum	RMI	CID001200	NPM Silmet AS	NPM Silmet AS	ESTONIA

Z	Tantalum	RMI	CID002847	Meta Materials	Meta Materials	NORTH MACEDONIA, REPUBLIC OF

Z	Tantalum	RMI	CID001508	QuantumClean	QuantumClean	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID002707	Resind Industria e Comercio Ltda.	Resind Industria e Comercio Ltda.	BRAZIL

Z	Tantalum	RMI	CID001522	Yanling Jincheng Tantalum & Niobium Co., Ltd.	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA

Z	Tantalum	RMI	CID001769	Solikamsk Magnesium Works OAO	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION

Z	Tantalum	RMI	CID001869	Taki Chemical Co., Ltd.	Taki Chemical Co., Ltd.	JAPAN

Z	Tantalum	RMI	CID001891	Telex Metals	Telex Metals	UNITED STATES OF AMERICA

Z	Tantalum	RMI	CID001969	Ulba Metallurgical Plant JSC	Ulba Metallurgical Plant JSC	KAZAKHSTAN

Z	Tantalum	RMI	CID002508	XinXing HaoRong Electronic Material Co., Ltd.	XinXing HaoRong Electronic Material Co., Ltd.	CHINA

Z	Tin	RMI	CID000292	Alpha	Alpha	UNITED STATES OF AMERICA

Z	Tin	RMI	CID001460	PT Refined Bangka Tin	PT Refined Bangka Tin	INDONESIA

Z	Tin	RMI	CID000228	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA

Z	Tin	RMI	CID003190	Chifeng Dajingzi Tin Industry Co., Ltd.	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA

Z	Tin	RMI	CID001070	China Tin Group Co., Ltd.	China Tin Group Co., Ltd.	CHINA

Z	Tin	RMI	CID000402	Dowa	Dowa	JAPAN

Z	Tin	RMI	CID000438	EM Vinto	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Z	Tin	RMI	CID000468	Fenix Metals	Fenix Metals	POLAND

Z	Tin	RMI	CID000942	Gejiu Kai Meng Industry and Trade LLC	Gejiu Kai Meng Industry and Trade LLC	CHINA

Z	Tin	RMI	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

Z	Tin	RMI	CID001908	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Z	Tin	RMI	CID000555	Gejiu Zili Mining And Metallurgy Co., Ltd.	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA

Z	Tin	RMI	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA

Z	Tin	RMI	CID002849	Guanyang Guida Nonferrous Metal Smelting Plant	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA

Z	Tin	RMI	CID002844	HuiChang Hill Tin Industry Co., Ltd.	HuiChang Hill Tin Industry Co., Ltd.	CHINA

Z	Tin	RMI	CID000760	Huichang Jinshunda Tin Co., Ltd.	Huichang Jinshunda Tin Co., Ltd.	CHINA

Z	Tin	RMI	CID001231	Jiangxi New Nanshan Technology Ltd.	Jiangxi New Nanshan Technology Ltd.	CHINA

Z	Tin	RMI	CID001477	PT Timah Tbk Kundur	PT Timah Tbk Kundur	INDONESIA

Z	Tin	RMI	CID003379	Ma’anshan Weitai Tin Co., Ltd.	Ma’anshan Weitai Tin Co., Ltd.	CHINA

Z	Tin	RMI	CID002468	Magnu’s Minerais Metais e Ligas Ltda.	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL

Z	Tin	RMI	CID001105	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA

Z	Tin	RMI	CID002500	Melt Metais e Ligas S.A.	Melt Metais e Ligas S.A.	BRAZIL

Z	Tin	RMI	CID001142	Metallic Resources, Inc.	Metallic Resources, Inc.	UNITED STATES OF AMERICA

Z	Tin	RMI	CID002773	Metallo Belgium N.V.	Metallo Belgium N.V.	BELGIUM

Z	Tin	RMI	CID002774	Metallo Spain S.L.U.	Metallo Spain S.L.U.	SPAIN

Z	Tin	RMI	CID001173	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

Z	Tin	RMI	CID001182	Minsur	Minsur	PERU

Z	Tin	RMI	CID001191	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

Z	Tin	RMI	CID001314	O.M. Manufacturing (Thailand) Co., Ltd.	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND

Z	Tin	RMI	CID002517	O.M. Manufacturing Philippines, Inc.	O.M. Manufacturing Philippines, Inc.	PHILIPPINES

Z	Tin	RMI	CID001337	Operaciones Metalurgicas S.A.	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)

Z	Tin	RMI	CID001399	PT Artha Cipta Langgeng	PT Artha Cipta Langgeng	INDONESIA

Z	Tin	RMI	CID002503	PT ATD Makmur Mandiri Jaya	PT ATD Makmur Mandiri Jaya	INDONESIA

Z	Tin	RMI	CID001406	PT Babel Surya Alam Lestari	PT Babel Surya Alam Lestari	INDONESIA

Z	Tin	RMI	CID002835	PT Menara Cipta Mulia	PT Menara Cipta Mulia	INDONESIA

Z	Tin	RMI	CID001453	PT Mitra Stania Prima	PT Mitra Stania Prima	INDONESIA

Z	Tin	RMI	CID001458	PT Prima Timah Utama	PT Prima Timah Utama	INDONESIA

Z	Tin	RMI	CID003381	PT Rajawali Rimba Perkasa	PT Rajawali Rimba Perkasa	INDONESIA

Z	Tin	RMI	CID002593	PT Rajehan Ariq	PT Rajehan Ariq	INDONESIA

Z	Tin	RMI	CID001482	PT Timah Tbk Mentok	PT Timah Tbk Mentok	INDONESIA

Z	Tin	RMI	CID002706	Resind Industria e Comercio Ltda.	Resind Industria e Comercio Ltda.	BRAZIL

Z	Tin	RMI	CID001539	Rui Da Hung	Rui Da Hung	TAIWAN, PROVINCE OF CHINA

Z	Tin	RMI	CID001758	Soft Metais Ltda.	Soft Metais Ltda.	BRAZIL

Z	Tin	RMI	CID002834	Thai Nguyen Mining and Metallurgy Co., Ltd.	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM

Z	Tin	RMI	CID001898	Thaisarco	Thaisarco	THAILAND

Z	Tin	RMI	CID003325	Tin Technology & Refining	Tin Technology & Refining	UNITED STATES OF AMERICA

Z	Tin	RMI	CID002036	White Solder Metalurgia e Mineracao Ltda.	White Solder Metalurgia e Mineracao Ltda.	BRAZIL

Z	Tin	RMI	CID002158	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Z	Tin	RMI	CID002180	Yunnan Tin Company Limited	Yunnan Tin Company Limited	CHINA

Z	Tin	RMI	CID003397	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000004	A.L.M.T. Corp.	A.L.M.T. Corp.	JAPAN

Z	Tungsten	RMI	CID002833	ACL Metais Eireli	ACL Metais Eireli	BRAZIL

Z	Tungsten	RMI	CID002502	Asia Tungsten Products Vietnam Ltd.	Asia Tungsten Products Vietnam Ltd.	VIET NAM

Z	Tungsten	RMI	CID000105	Kennametal Huntsville	Kennametal Huntsville	UNITED STATES OF AMERICA

Z	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002645	Ganzhou Haichuang Tungsten Co., Ltd.	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000875	Ganzhou Huaxing Tungsten Products Co., Ltd.	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002315	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000568	Global Tungsten & Powders Corp.	Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA

Z	Tungsten	RMI	CID000218	Guangdong Xianglu Tungsten Co., Ltd.	Guangdong Xianglu Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002542	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

Z	Tungsten	RMI	CID002541	H.C. Starck Tungsten GmbH	H.C. Starck Tungsten GmbH	GERMANY

Z	Tungsten	RMI	CID000769	Hunan Chunchang Nonferrous Metals Co., Ltd.	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000766	Hunan Chenzhou Mining Co., Ltd.	Hunan Chenzhou Mining Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002579	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA

Z	Tungsten	RMI	CID003182	Hunan Litian Tungsten Industry Co., Ltd.	Hunan Litian Tungsten Industry Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002649	Hydrometallurg, JSC	Hydrometallurg, JSC	RUSSIAN FEDERATION

Z	Tungsten	RMI	CID000825	Japan New Metals Co., Ltd.	Japan New Metals Co., Ltd.	JAPAN

Z	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002321	Jiangxi Gan Bei Tungsten Co., Ltd.	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002318	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002317	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002316	Jiangxi Yaosheng Tungsten Co., Ltd.	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID000966	Kennametal Fallon	Kennametal Fallon	UNITED STATES OF AMERICA

Z	Tungsten	RMI	CID003388	KGETS Co., Ltd.	KGETS Co., Ltd.	KOREA, REPUBLIC OF

Z	Tungsten	RMI	CID002319	Malipo Haiyu Tungsten Co., Ltd.	Malipo Haiyu Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002543	Masan High-Tech Materials	Masan High-Tech Materials	VIET NAM

Z	Tungsten	RMI	CID002845	Moliren Ltd.	Moliren Ltd.	RUSSIAN FEDERATION

Z	Tungsten	RMI	CID002589	Niagara Refining LLC	Niagara Refining LLC	UNITED STATES OF AMERICA

Z	Tungsten	RMI	CID002827	Philippine Chuangxin Industrial Co., Inc.	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES

Z	Tungsten	RMI	CID001889	Tejing (Vietnam) Tungsten Co., Ltd.	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM

Z	Tungsten	RMI	CID002724	Unecha Refractory metals plant	Unecha Refractory metals plant	RUSSIAN FEDERATION

Z	Tungsten	RMI	CID002044	Wolfram Bergbau und Hutten AG	Wolfram Bergbau und Hutten AG	AUSTRIA

Z	Tungsten	RMI	CID002843	Woltech Korea Co., Ltd.	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF

Z	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

Z	Tungsten	RMI	CID002830	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA

AA	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

AB	Gold	RMI	CID001119	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN

AC	Gold	RMI	CID000707	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	CHINA

AC	Tin	RMI	CID001105	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA

AC	Tin	RMI	CID002773	Metallo Belgium N.V.	Metallo Belgium N.V.	BELGIUM

AC	Tin	RMI	CID001173	Mineracao Taboca S.A.	Mineracao Taboca S.A.	BRAZIL

AC	Tin	RMI	CID001182	Minsur	Minsur	PERU

AC	Tin	RMI	CID001337	Operaciones Metalurgicas S.A.	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)

AC	Tin	RMI	CID001477	PT Timah Tbk Kundur	PT Timah Tbk Kundur	INDONESIA

AC	Tin	RMI	CID001482	PT Timah Tbk Mentok	PT Timah Tbk Mentok	INDONESIA

AC	Tin	RMI	CID001898	Thaisarco	Thaisarco	THAILAND

AC	Tin	RMI	CID000538	Gejiu Non-Ferrous Metal Processing Co., Ltd.	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

AC	Tin	RMI	CID001191	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

AD	Tin	RMI	CID001898	Thaisarco	Thaisarco	THAILAND

AD	Tin	RMI	CID001105	Malaysia Smelting Corporation (MSC)	Malaysia Smelting Corporation (MSC)	MALAYSIA

AD	Tin	RMI	CID003116	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA

AD	Tin	RMI	CID001182	Minsur	Minsur	PERU

AD	Tin	RMI	CID002773	Metallo Belgium N.V.	Metallo Belgium N.V.	BELGIUM

AE	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

AE	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002551	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002513	Chenzhou Diamond Tungsten Products Co., Ltd.	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AG	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

AL	Gold	RMI	CID000185	CCR Refinery - Glencore Canada Corporation	CCR Refinery - Glencore Canada Corporation	CANADA

AL	Gold	RMI	CID000707	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	CHINA

AL	Gold	RMI	CID000707	Heraeus Metals Hong Kong Ltd.	Heraeus Metals Hong Kong Ltd.	CHINA

AL	Gold	RMI	CID001113	Materion	Materion	UNITED STATES OF AMERICA

AL	Gold	RMI	CID001534	Royal Canadian Mint	Royal Canadian Mint	CANADA

AL	Gold	RMI	CID000019	Aida Chemical Industries Co., Ltd.	Aida Chemical Industries Co., Ltd.	JAPAN

AL	Gold	RMI	CID000035	Allgemeine Gold-und Silberscheideanstalt A.G.	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

AL	Gold	RMI	CID000058	AngloGold Ashanti Corrego do Sitio Mineracao	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL

AL	Gold	RMI	CID000077	Argor-Heraeus S.A.	Argor-Heraeus S.A.	SWITZERLAND

AL	Gold	RMI	CID000082	Asahi Pretec Corp.	Asahi Pretec Corp.	JAPAN

AL	Gold	RMI	CID000924	Asahi Refining Canada Ltd.	Asahi Refining Canada Ltd.	CANADA

AL	Gold	RMI	CID000920	Asahi Refining USA Inc.	Asahi Refining USA Inc.	UNITED STATES OF AMERICA

AL	Gold	RMI	CID000113	Aurubis AG	Aurubis AG	GERMANY

AL	Gold	RMI	CID000157	Boliden AB	Boliden AB	SWEDEN

AL	Gold	RMI	CID000176	C. Hafner GmbH + Co. KG	C. Hafner GmbH + Co. KG	GERMANY

AL	Gold	RMI	CID000233	Chimet S.p.A.	Chimet S.p.A.	ITALY

AL	Gold	RMI	CID000401	Dowa	Dowa	JAPAN

AL	Gold	RMI	CID000694	Heimerle + Meule GmbH	Heimerle + Meule GmbH	GERMANY

AL	Gold	RMI	CID000807	Ishifuku Metal Industry Co., Ltd.	Ishifuku Metal Industry Co., Ltd.	JAPAN

AL	Gold	RMI	CID000814	Istanbul Gold Refinery	Istanbul Gold Refinery	TURKEY

AL	Gold	RMI	CID000937	JX Nippon Mining & Metals Co., Ltd.	JX Nippon Mining & Metals Co., Ltd.	JAPAN

AL	Gold	RMI	CID000969	Kennecott Utah Copper LLC	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA

AL	Gold	RMI	CID000981	Kojima Chemicals Co., Ltd.	Kojima Chemicals Co., Ltd.	JAPAN

AL	Gold	RMI	CID001078	LS-NIKKO Copper Inc.	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF

AL	Gold	RMI	CID001119	Matsuda Sangyo Co., Ltd.	Matsuda Sangyo Co., Ltd.	JAPAN

AL	Gold	RMI	CID001149	Metalor Technologies (Hong Kong) Ltd.	Metalor Technologies (Hong Kong) Ltd.	CHINA

AL	Gold	RMI	CID001153	Metalor Technologies S.A.	Metalor Technologies S.A.	SWITZERLAND

AL	Gold	RMI	CID001157	Metalor USA Refining Corporation	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

AL	Gold	RMI	CID001161	Metalurgica Met-Mex Penoles S.A. De C.V.	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO

AL	Gold	RMI	CID001188	Mitsubishi Materials Corporation	Mitsubishi Materials Corporation	JAPAN

AL	Gold	RMI	CID001193	Mitsui Mining and Smelting Co., Ltd.	Mitsui Mining and Smelting Co., Ltd.	JAPAN

AL	Gold	RMI	CID001259	Nihon Material Co., Ltd.	Nihon Material Co., Ltd.	JAPAN

AL	Gold	RMI	CID001352	PAMP S.A.	PAMP S.A.	SWITZERLAND

AL	Gold	RMI	CID001622	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

AL	Gold	RMI	CID001875	Tanaka Kikinzoku Kogyo K.K.	Tanaka Kikinzoku Kogyo K.K.	JAPAN

AL	Gold	RMI	CID001916	Shandong Gold Smelting Co., Ltd.	Shandong Gold Smelting Co., Ltd.	CHINA

AL	Gold	RMI	CID001938	Tokuriki Honten Co., Ltd.	Tokuriki Honten Co., Ltd.	JAPAN

AL	Gold	RMI	CID001980	Umicore S.A. Business Unit Precious Metals Refining	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

AL	Gold	RMI	CID001993	United Precious Metal Refining, Inc.	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA

AL	Gold	RMI	CID001761	Solar Applied Materials Technology Corp.	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

AL	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AL	Tungsten	RMI	CID000258	Chongyi Zhangyuan Tungsten Co., Ltd.	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA

AL	Tungsten	RMI	CID002320	Xiamen Tungsten (H.C.) Co., Ltd.	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA

AO	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

AO	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

AO	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

AO	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

AO	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

AO	Tantalum	RMI	CID002544	TANIOBIS Co., Ltd.	TANIOBIS Co., Ltd.	THAILAND

AO	Tantalum	RMI	CID002548	H.C. Starck Inc.	H.C. Starck Inc.	UNITED STATES OF AMERICA

AO	Tantalum	RMI	CID002549	TANIOBIS Japan Co., Ltd.	TANIOBIS Japan Co., Ltd.	JAPAN

AO	Tantalum	RMI	CID002550	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

AO	Tantalum	RMI	CID002545	TANIOBIS GmbH	TANIOBIS GmbH	GERMANY

AO	Tungsten	RMI	CID002542	TANIOBIS Smelting GmbH & Co. KG	TANIOBIS Smelting GmbH & Co. KG	GERMANY

AQ	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA

AQ	Tungsten	RMI	CID002494	Ganzhou Seadragon W & Mo Co., Ltd.	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA

AQ	Tungsten	RMI	CID002082	Xiamen Tungsten Co., Ltd.	Xiamen Tungsten Co., Ltd.	CHINA